================================================================================

    As filed with the Securities and Exchange Commission on October 27, 2005


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2005



                             PLAYTEX PRODUCTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      1-12620                  51-0312772
-------------------------------       -------------          -------------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)



                300 Nyala Farms Road, Westport, Connecticut 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2 -- FINANCIAL INFORMATION

Item 2.02       Results of Operations and Financial Condition.

On October 26, 2005, Playtex Products, Inc. (the "Company") issued a press release announcing its results of operations for the quarter ended October 1, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.



SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Financial Statements and Exhibits

               Exhibit Number                         Title
               --------------         ------------------------------------------
                    99.1              Press Release of Playtex Products, Inc.
                                      dated October 26, 2005



FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Part I of the Company's Annual Report on Form 10-K for the year ended December 25, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         PLAYTEX PRODUCTS, INC.

Date:  October 27, 2005                  By: /s/ KRIS J. KELLEY
      ------------------                     -----------------------------------
                                             Kris J. Kelley
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)



















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